UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 16, 2016
Date of Report (Date of earliest event reported)

CERES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State of Incorporation)	001-35421 (Commission File Number)	33-0727287 (I.R.S. Employer Identification Number)

1535 Rancho Conejo Boulevard
Thousand Oaks, CA 91320
(Address of Principal Executive Offices) (Zip Code)

(805) 376-6500
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Merger Agreement

On June 16, 2016, Ceres, Inc., a Delaware corporation (the “Company”), Land O’Lakes, Inc., a cooperative corporation incorporated under the laws of Minnesota (“Land O’Lakes”), and Roman Merger Sub, Inc., a corporation incorporated under the laws of Delaware (“Merger Sub”) entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which Merger Sub will commence a cash tender offer (the “Offer”) to purchase all of the issued and outstanding shares of the common stock, par value $0.01 per share, of the Company (the “Common Shares”) at a price of $0.40 per Common Share in cash (the “Common Offer Price”), without interest and less any applicable withholding taxes. Subject to the terms and conditions of the Merger Agreement, following the consummation of the Offer, Merger Sub will be merged with and into the Company (the “Merger”), with the Company as the surviving corporation as a wholly-owned subsidiary of Land O’Lakes.

The obligation of Merger Sub to purchase Common Shares tendered in the Offer is subject to certain conditions, including, among others, the following: (i) the Company’s stockholders shall have validly tendered and not validly withdrawn in the Offer the number of Common Shares (not including any Common Shares tendered pursuant to guaranteed delivery procedures that have not yet been received by the depositary for the Offer in full settlement or satisfaction of such guarantee) which, when added to the Common Shares then owned by Merger Sub, would represent one Common Share more than one half of all Common Shares outstanding immediately prior to the time Merger Sub, for the first time, irrevocably accepts for payment Common Shares validly tendered and not withdrawn pursuant to the Offer (the “Offer Acceptance Time”) (for the avoidance of doubt, including in the number of Common Shares outstanding immediately prior to the Offer Acceptance Time (a) to the extent that the Company has received a notice of conversion with respect to any Series A-1 Convertible Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Shares”) prior to the Offer Acceptance Time, the Common Shares issuable upon conversion of such Preferred Shares, (b) to the extent the Company has received a notice of conversion with respect to any warrants to purchase Common Shares (“Company Warrants”) prior to the Offer Acceptance Time, the Common Shares that the Company would be required to issue upon the exercise of such Company Warrants and (c) to the extent the Company has received a notice of exercise with respect to any options to purchase Common Shares (“Company Options”) prior to the Offer Acceptance Time, the Common Shares that the Company would be required to issue upon the exercise of such Company Options) (the “Minimum Condition”), (ii) the absence of a material adverse effect with respect to the Company and (iii) certain other customary conditions. The consummation of the Offer is not subject to any financing condition.

At the effective time of the Merger (the “Effective Time”), each Common Share issued and outstanding (excluding Common Shares held by a holder who has properly demanded appraisal and otherwise complied with the provisions of Section 262 of the Delaware General Corporation Law (the “DGCL”) and has not effectively withdrawn or lost such holder’s rights to appraisal (such shares being referred to collectively as the “Dissenting Shares”)) will be converted into the right to receive a cash amount equal to the Common Offer Price, without interest thereon (the “Common Consideration”), subject to any applicable withholding or other taxes and certain other amounts specified in the Merger Agreement. At the Effective Time, all of the issued and outstanding Preferred Shares (excluding the Dissenting Shares) will be converted into the right to receive a cash amount equal to $1,000.00 per share in cash, without interest and subject to any applicable withholding or other taxes and certain other amounts specified in the Merger Agreement.

At the Effective Time, each outstanding Company Option will be cancelled and converted into the right to receive an amount in cash (subject to any applicable withholding or other taxes and certain other amounts specified in the Merger Agreement) equal to the product of (i) the total number of Common Shares subject to such Company Option and (ii) the excess, if any, of the Common Consideration over the exercise price of the Common Shares previously subject to such Company Option.

The Company has issued certain restricted Common Shares (“Restricted Shares”) under its incentive plans. At the Effective Time, each Restricted Share will be cancelled and converted into the right to receive an amount in cash (subject to any applicable withholding or other taxes and certain other amounts specified in the Merger Agreement) equal to the Common Consideration payable in connection with the Restricted Shares.

At the Effective Time, each holder of certain unexpired and unexercised Company Warrants that include provisions entitling the warrant holder to receive a “Black Scholes Value”, as defined in the applicable warrant agreement (each such warrant a “BSV Warrant”), will be entitled to receive either (x) an amount of cash equal to the product of (1) the aggregate number of Common Shares for which such BSV Warrant was exercisable immediately prior to the effective time of the Merger and (2) the excess, if any, of the Common Consideration over the per share exercise price under such BSV Warrant, or (y) at the holder’s option, exercisable at any time concurrently with, or within thirty (30) days following, the Effective Time, an amount in cash equal to the “Black Scholes Value” calculated pursuant to the terms of the applicable warrant agreement. At the Effective Time, each unexpired and unexercised Company Warrant that is not a BSV Warrant will be entitled to receive an amount of cash equal to the product of (I) the aggregate number of Common Shares for which such Company Warrant was exercisable immediately prior to the effective time of the Merger and (II) the excess, if any, of the Common Consideration over the per share exercise price under such Company Warrant. The aggregate amount payable in connection with the Merger with respect to the Company Warrants is expected to be approximately $6.1 million.

The Merger will be governed by Section 251(h) of the DGCL, with no stockholder vote required to consummate the Merger, provided that subject to the terms of the Merger Agreement, under certain circumstances Land O’Lakes may cause the Merger Agreement to be governed by Section 253 of the DGCL. The Company has granted to Merger Sub an irrevocable option (the “Top-Up Option”), if necessary, to purchase at a price per share equal to the Common Offer Price from the Company up to a number of Common Shares (the “Top-Up Shares”) that, when added to the number shares of Common Shares already owned by Merger Sub as promptly as practicable after the Offer Acceptance Time, would represent at least ninety percent (90%) of the Common Shares outstanding immediately after giving effect to the issuance of the Top-Up Shares. Merger Sub will exercise the Top-Up Option as promptly as practicable after the Offer Acceptance Time if (i) certain specified triggering events occur, (ii) the Offer Acceptance Time has occurred, (iii) the Minimum Condition has been satisfied, and (iv) Merger Sub does not hold Common Shares representing at least ninety percent (90%) of the Common Shares then outstanding. The parties have agreed that if the Top-Up Option is exercised, the parties will use their best efforts to cause the Merger to be completed in accordance with Section 253 of the DGCL as promptly as possible following the issuance of the Top-Up Shares on the same day as the closing of the purchase of the Top-Up Shares. At the closing of the purchase of the Top-Up Shares, the purchase price for the Top-Up Shares shall be paid to the Company, at Merger Sub’s option, either fully in cash or by (i) paying an amount in cash equal to not less than the aggregate par value of the Top-Up Shares and (ii) executing and delivering to the Company a promissory note having a principal amount equal to the aggregate purchase price of the Top-Up Shares less the amount paid in cash for the Top-Up Shares at the Top-Up Shares closing.

The Merger Agreement includes customary representations, warranties and covenants of the parties customary for a transaction of this nature, including covenants (i) to as promptly as reasonably practicable effect all registrations, filings and submissions required pursuant to the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and other applicable laws with respect to the Offer and the Merger, (ii) for each of the parties to use their reasonable best efforts to take, or cause to be taken, all appropriate action to consummate and make effective the Offer, the Merger and the other transactions contemplated by the Merger Agreement, (iii) for the Company to conduct its business in the ordinary course and to be bound by customary restrictions relating to the operation of its business until the effective time of the Merger or termination of the Merger Agreement, and (iv) for the Company not to solicit third party proposals relating to alternative transactions or provide information or enter into discussions in connection with alternative transactions, subject to exceptions to permit the Board of Directors of the Company (the “Company Board”) to comply with its fiduciary duties.

The Merger Agreement includes certain termination provisions for both the Company and Land O’Lakes and provides that, in connection with the termination of the Merger Agreement under certain specified circumstances, the Company may be required to pay Land O’Lakes a termination fee of $695,000.

The Merger Agreement has been unanimously approved by the Company Board and the board of directors of Land O’Lakes, and the Company Board has unanimously recommended that the holders of Common Shares tender their Common Shares in the Offer.

Tender and Support Agreement

In connection with the Merger Agreement, Land O’Lakes and the Company’s directors and certain of the Company’s officers, who collectively beneficially own approximately 1.16% of the outstanding Common Shares, have entered into tender and support agreements dated as of June 16, 2016 (the “Tender and Support Agreement”). The Tender and Support Agreements provide, among other things, that the Company directors and officers party thereto shall (i) validly tender all of their Common Shares in the Offer and (ii) vote against and not consent to any competing acquisition proposal, any extraordinary transaction involving the Company other than the Merger, or any corporate action that would frustrate, prevent or delay the transactions contemplated by the Merger Agreement. The Company stockholders party to the Tender and Support Agreements have also agreed not to withdraw tendered Common Shares unless Land O’Lakes terminates the Offer in accordance with the terms of the Merger Agreement, or the Tender and Support Agreement has been terminated in accordance with its terms.

The foregoing summaries of (i) the Merger Agreement and the transactions contemplated thereby, and (ii) the Tender and Support Agreements and the transactions contemplated thereby, in each case, do not purport to be complete and are subject to, and qualified in their entirety by the Merger Agreement, attached hereto as Exhibit 2.1, and the Form of Tender and Support Agreement, attached hereto as Exhibit 99.1, which are incorporated herein by reference.

The representations and warranties of the Company contained in the Merger Agreement have been made solely for the benefit of Land O’Lakes and Merger Sub. In addition, such representations and warranties (i) have been made only for purposes of the Merger Agreement, (ii) have been qualified by documents filed with, or furnished to, the Securities and Exchange Commission (the “SEC”) by the Company prior to the date of the Merger Agreement, (iii) have been qualified by confidential disclosures made to Land O’Lakes and Merger Sub in connection with the Merger Agreement, (iv) are subject to materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (v) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement and (vi) have been included in the Merger Agreement for the purpose of allocating risk between the contracting parties rather than establishing matters as facts. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the Company or its subsidiaries or business. Investors should not rely on the representations and warranties or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or business. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company that has been, is or will be contained in, or incorporated by reference into, the Forms 10-K, Forms 10-Q, Forms 8-K, proxy statements and other documents that the Company files with the SEC.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2016, the Company Board approved the Company’s Second Amended and Restated Bylaws (the “Second Amended and Restated Bylaws”), effective immediately. The Second Amended and Restated Bylaws amend and restate in their entirety the Company’s Amended and Restated Bylaws to include a new Article VIII, which, unless the Company consents in writing, establishes certain Delaware courts as the exclusive forum for certain types of claims involving the Company.

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Second Amended and Restated Bylaws, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

Item 8.01. Other Events.

On June 17, 2016, the Company and Land O’Lakes issued a joint press release announcing their entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements related to Ceres, Inc., including statements about the proposed acquisition of the Company by Land O’Lakes, the parties’ ability to close the proposed transaction and the expected closing date of the proposed transaction. Statements in this Current Report on Form 8-K that are not historical or current facts are forward-looking statements. All forward-looking statements in this Current Report on Form 8-K are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. These forward-looking statements include, but are not limited to: statements regarding the planned completion of the Offer and the Merger; statements regarding the anticipated timing of filings and approvals relating to the Offer and the Merger; statements regarding the expected timing of the completion of the Offer and the Merger; statements regarding the ability to complete the Offer and the Merger considering the various closing conditions; and projected financial information. The Company’s actual future results may differ materially from the Company’s current expectations due to the risks and uncertainties inherent in its business. These risks include, but are not limited to: uncertainties as to the timing of the Offer and the Merger; uncertainties as to the percentage of the Company stockholders tendering their Common Shares into the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, vendors and other business partners; the risk that potential stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; and risks and uncertainties pertaining to the business of the Company, including the risks and uncertainties detailed under “Risk Factors” and elsewhere in the Company’s public periodic filings with the SEC, as well as the tender offer materials filed by Land O’Lakes in connection with the Offer.

Accordingly, no assurances can be given as to whether the Offer and the Merger will be completed or if any of the other events anticipated by the forward-looking statements will occur or what impact they will have. Forward-looking statements speak only as of the date hereof and you are cautioned not to place undue reliance on these forward-looking statements. All forward-looking statements are qualified in their entirety by this cautionary statement and the Company undertakes no obligation to revise or update this report to reflect events or circumstances after the date hereof, except as required by law.

Additional Information and Where to Find It

The Offer described in this Current Report on Form 8-K and the press release attached as Exhibit 99.2 to this Current Report on Form 8-K has not yet commenced. Neither this Current Report on Form 8-K nor the information incorporated herein by reference is an offer to purchase or a solicitation of an offer to sell any Common Shares or any other securities of the Company. On the commencement date of the Offer, Land O’Lakes and Merger Sub, will file a tender offer statement on Schedule TO (“Schedule TO”), including an offer to purchase, a letter of transmittal and related documents, with the SEC. At or around the same time, the Company will file a statement on Schedule 14D-9 (“Schedule 14D-9”) with the SEC. Investors and security holders are urged to read, carefully and in their entirety, both the Schedule TO and the Schedule 14D-9 regarding the Offer, as each may be amended from time to time, and any other documents relating to the Offer that are filed with the SEC, when they become available because they will contain important information relevant to making any decision regarding tendering Common Shares. These materials will be sent free of charge to all stockholders of the Company when available. In addition, all of these materials (and all other materials filed by the Company with the SEC) will be available at no charge from the SEC through its website at www.sec.gov. The Company’s reports, proxy statements and other information are also made available, free of charge, on the Company’s investor relations website at http://investor.ceres.net as soon as reasonably practicable after the Company electronically files such information with the SEC. References to the Company’s corporate website address in this Current Report on Form 8-K are intended to be inactive textual references only, and none of the information contained on the Company’s website is part of this report or incorporated in this report by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of June 16, 2016, by and among Ceres, Inc., Land O’Lakes, Inc. and Roman Merger Sub, Inc.
3.1	Second Amended and Restated Bylaws of Ceres, Inc., dated June 16, 2016
99.1	Form of Tender and Support Agreement, dated as of June 16, 2016 (with schedule of parties attached)
99.2	Joint Press Release issued by Ceres, Inc. and Land O’Lakes, Inc., dated as of June 17, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERES, INC.

Date: June 17, 2016	By:	/s/ Paul Kuc
Name: Paul Kuc
Title: Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of June 16, 2016, by and among Ceres, Inc., Land O’Lakes, Inc. and Roman Merger Sub, Inc.
3.1	Second Amended and Restated Bylaws of Ceres, Inc., dated June 16, 2016
99.1	Form of Tender and Support Agreement, dated as of June 16, 2016 (with schedule of parties attached)
99.2	Joint Press Release issued by Ceres, Inc. and Land O’Lakes, Inc., dated as of June 17, 2016